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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
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                               September 17, 2002



                               Crosswalk.com, Inc.
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             (Exact name of registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    00-22847
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                            (Commission File Number)


                                   54-1831588
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                        (IRS Employer Identification No.)


                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)


                                 (703) 968-4808
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              (Registrant's telephone number, including area code)


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
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
ITEM 5. OTHER

As previously disclosed on Form 8-K dated June 13, 2001, with status update in our most recently filed quarterly report on Form 10-QSB, Scott Fehrenbacher, President and Chief Executive Officer of Crosswalk.com, Inc. learned in June 2001, that he was named in criminal proceedings in Orange County Florida involving business matters with his former company prior to joining Crosswalk.com in 1998. On Friday, September 13, 2002, all pending charges related to this matter filed in the Circuit Court of the Ninth Judicial Circuit in Orange County Florida against Mr. Fehrenbacher were dismissed.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Crosswalk.com, Inc.

Date: September 17, 2002                  By: /s/ James G. Buick
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                                              James G. Buick
                                              Chairman of the Board of Directors